EXHIBIT 99.2



      UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The  unaudited pro forma consolidated statement of  earnings  for the year ended June 30, 1999 and for the three months ended October 3, 1999 have been prepared to give effect to the disposition of substantially all the assets and certain liabilities of our Dallas Aerospace, Inc. subsidiary as if it had occurred on July 1, 1998 and July 1, 1999, respectively. The unaudited pro forma consolidated balance sheet as of October 3, 1999 has been prepared to give effect to the disposition as if it had occurred on such date.
The unaudited pro forma consolidated financial data are not necessarily indicative of the results that would have been obtained had the disposition been completed as of the dates presented or for any future period. The unaudited pro forma consolidated financial data should be read in conjunction with our Consolidated Financial Statements and notes thereto included in our June 30, 1999 Form 10-K.


                            THE FAIRCHILD CORPORATION
             UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                 FOR THE TWELVE (12) MONTHS ENDED JUNE 30, 1999
                      (In thousands, except per share data)

                            Fairchild       (1)          Fairchild
                           Historical  Adjustments      Pro Forma


Sales                      $  617,322  $  (69,821)     $    547,501
Other income, net               3,899            -           3,899
                              621,221     (69,821)          551,400

Costs and expenses:
     Cost of sales            504,893     (79,468)          425,425
     Selling, general &       149,348      (8,872)          140,476
administrative
     Amortization of            6,517         (53)            6,464
goodwill
     Restructuring              6,374            -            6,374
                              667,132     (88,393)          578,739

     Operating income
(loss)                       (45,911)       18,572        (27,339)

Net interest expense         (30,346)            -         (30,346)
Investment income, net         39,800            -           39,800
Earnings (loss) from         (36,457)       18,572         (17,885)
continuing operations
before taxes
Income tax (provision)         13,245      (6,500) (2)        6,745
benefit
Equity in earnings of           1,795            -            1,795
affiliates
Minority interest             (2,090)            -          (2,090)
Earnings (loss) from
continuing operations      $ (23,507)  $    12,072     $   (11,435)

Loss per share from
continuing operations:
     Basic                 $   (1.03)                  $     (0.50)
     Diluted                   (1.03)                        (0.50)

Weighted average shares
outstanding:
     Basic                     22,766                        22,766
     Diluted                   22,766                        22,766


                    THE FAIRCHILD CORPORATION
     UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
         FOR THE THREE (3) MONTHS ENDED OCTOBER 3, 1999
              (In thousands, except per share data)

                           Fairchild        (1)            Fairchild
                          Historical    Adjustments       Pro Forma


Sales                     $  164,509    $ (11,144)       $   153,365
Other income, net              4,828             -             4,828
                             169,337      (11,144)           158,193

Costs and expenses:
    Cost of sales            121,362       (8,358)           113,004
    Selling, general &
administrative                 31,828       (1,866)           29,962
    Amortization of
goodwill                     3,096         (13)             3,083
    Restructuring             3,017               -         3,017
                            159,303      (10,237)          149,066

    Operating income           10,034         (907)             9,127

Net interest expense         (11,474)             -          (11,474)
Investment income, net            880             -               880
Nonrecurring income            28,003             -            28,003
Earnings from continuing
operations before taxes     27,443           (907)           26,536
Income tax (provision)                               (2)
benefit                       (9,132)           317          (8,815)
Equity in earnings of
affiliates                      (201)             -            (201)
Earnings from continuing
operations                 $   18,110  $      (590)      $     17,520

Earnings per share from
continuing operations:
    Basic                  $     0.73                    $       0.70
    Diluted                      0.72                            0.70

Weighted average shares
outstanding:
    Basic                      24,862                          24,862
    Diluted                    25,026                          25,026


                    THE FAIRCHILD CORPORATION
         UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                         OCTOBER 3, 1999
                         (In thousands)

                           Fairchild        (1)          Fairchild
                          Historical    Adjustments     Pro Forma


Cash and cash               $  53,190    $   56,877 (3)  $  110,067
equivalents
Short-term investments          6,489             -          6,489
Accounts receivable,
less allowances               123,527       (9,317)        114,210
Inventory                     204,332      (37,482)        166,850
Prepaid and other              74,373       (4,394)         69,979
current assets
    Total current assets      461,911         5,684        467,595

Net fixed assets              186,840         (377)        186,463
Net assets held for sale       19,899             -         19,899
Goodwill                      433,310       (1,552)        431,758
Investment in affiliated
companies                      16,572             -         16,572
Prepaid pension assets         64,113             -         64,113
Deferred loan costs            14,181             -         14,181
Real estate investment         89,240             -         89,240
Long-term investments          16,220             -         16,220
Other assets                    5,081          (10)          5,071
     Total assets          $1,307,367     $   3,745     $1,311,112

Bank notes payable &
current maturities of
long-term debt              $  28,192    $        -     $   28,192
Accounts payable               43,096       (2,230)         40,866
Other accrued expenses        129,325         7,783 (4)     137,108
Net current liabilities
of discontinued
operations                  12,585      -                 12,585
    Total current
liabilities                   213,198         5,553        218,751

Long-term debt, less
current maturities            480,971             -        480,971
Other long-term
liabilities                    27,769       (1,858)         25,911
Retiree health care
liabilities                    45,289             -         45,289
Noncurrent income taxes       121,107             -        121,107
    Total liabilities         888,334         3,695        892,029

Class A common stock            2,982             -          2,982
Class B common stock              262             -             262
Paid-in capital               229,732             -         229,732
Retained earnings             270,140            50         270,190
Cumulative other
comprehensive income          (9,357)             -        (9,357)
Treasury stock, at cost      (74,726)             -        (74,726)
    Total stockholders'
equity                        419,033            50        419,083
Total liabilities &
stockholders' equity       $1,307,367   $     3,745     $1,311,112


                NOTES TO THE UNAUDITED PRO FORMA
                CONSOLIDATED FINANCIAL STATEMENTS
                         (In thousands)
(1)Represents the elimination of the historical results of operations associated with the disposition of Dallas Aerospace, Inc., including (i) a reduction in amortization expense for reduced goodwill and (ii) adjustments to properly reflect the elimination of intercompany sales.

(2)Represents the 35% tax effect of the pro forma adjustments.

(3)Includes the receipt of the estimated gross proceeds from the transaction amounting to approximately $57,000.

(4)Includes  an  increase  in accrued expenses  of  approximately
  $11,150 for transaction fees, indemnification of certain retained liabilities and other costs associated with the transaction.